[LETTERHEAD OF BANK OF TOYKO-MITSUBISHI]


                       FIRST AMENDMENT TO CREDIT AGREEMENT

         FIRST AMENDMENT, dated as of April 17, 1999 (the "First Amendment") by and between TALBOTS, INC. (the "Borrower") and THE BANK OF TOKYO-MITSUBISHI, LTD., NEW YORK BRANCH (the "Bank").

                               W I T N E S S E T H

         WHEREAS, the Borrower and the Bank entered into that certain Credit Agreement dated as of April 17, 1998 (the "Credit Agreement"); and

         WHEREAS, the parties hereto wish to amend the Credit Agreement as herein provided;

         NOW THEREFORE, in consideration of the mutual agreements contained in this First Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

I. All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement.

II. Amendments to the Credit Agreement

         A. Section 4 of the Credit Agreement is hereby amended by deleting "0.625%" from the end of the second line in said Section and inserting in its place, "0.875%" in lieu thereof.

         B. Section 8 of the Credit Agreement is hereby amended by adding paragraphs the following paragraphs (i) and (j) immediately following paragraph
(h) in said Section:

                  "(i) The Borrower has developed and implemented a comprehensive detailed program to address on a timely basis the Year 2000 Problem and reasonably anticipates that it will on a timely basis successfully resolve the Year 2000 Problem for all material computer hardware or software applications or other data processing capacities used by it, and the Borrower, on the basis of inquiries made, believes that each supplier, vendor and customer of the Borrower (including any affiliate or subsidiary of the Borrower) that is of material importance to the financial well-being of the Borrower will also successfully resolve on a timely basis the year 2000 Problem for all of its material computer hardware or software applications or other data processing capacities.

                  (j) The Borrower and each Subsidiary have conducted a comprehensive review and assessment of their computer applications with respect to the Year 2000 Problem and, based on that review, the Borrower does not believe that the Year 2000 Problem or the costs of implementing a comprehensive program to address the Year 2000 Problem will have a materially adverse effect on the business condition (financial or otherwise), operations, properties or prospects of the Borrower and its Subsidiaries or its ability to repay its obligations."

         C. Section 10 of the Credit Agreement is hereby amended by adding the following paragraphs (j) and (k) immediately following paragraph (i) in said
Section:

                  (j) The Borrower shall, and shall cause each Subsidiary to, take appropriate steps to assess, quantify, address and resolve its business and financial risks resulting from the Year 2000 Problem, including those business and economic risks resulting from the failure of key suppliers, vendors and customers of the Borrower and each Subsidiary to properly assess, quantify, address and resolve the Year 2000 Problem.

                  (k) The Borrower shall provide from time to time such further information regarding the business, assets, liabilities, financial condition, results of operations or business prospects of the Borrower as the Bank may request, including information on their efforts to address the Year 2000 Problem and any auditor's management letters concerning the same.

II.      Miscellaneous Provisions

         A. In order to induce the Bank to enter into this First Amendment, the Borrower hereby represents and warrants that:

                  1. No Default or Event of Default exists as of the date of this First Amendment, both before and after giving effect to the First Amendment; and

                  2. All of the representations and warranties contained in the Credit Agreement are true and correct in all material respects on and as of the date of this First Amendment, both before and after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of this First Amendment.

         B. This First Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement. Except as expressly amended hereby, the Credit Agreement, the Note and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect.

         C. From and after the date first above written, all references in the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.

         D. This First Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

         E. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAW OF THE STATE OF NEW YORK.

         IN  WITNESS  WHEREOF,   the  parties  hereto  have  caused  their  duly
authorized officers to execute and deliver this First Amendment as of the date first above written.

                              TALBOTS, INC.

                              By:      /s/ EDWARD L. LARSEN
                                       -----------------------------------------
                                       Name:  Edward L. Larsen
                                       Title:    Sr. Vice President, Finance
                                                      & Chief Financial Officer



                              THE BANK OF TOKYO-MITSUBISHI, LTD.
                              New York Branch

                              By:      /s/ T. SAEGUSA
                                       -----------------------------------------
                                       Name:  T. SAEGUSA
                                       Title:    D.G.M.